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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-155696-01) of Mack-Cali Realty, L.P. of our report dated February 9, 2009 relating to the financial statements of Mack-Green-Gale LLC which appears in this Form 10-K/A.

/s/ Cornerstone Accounting Group LLP

New York, New York
March 6, 2009

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM